Exhibit 24

February 20, 2020

TO:        Kimberly A. Fontan
Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2019, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Kimberly A. Fontan and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION

By: /s/ Leo P. Denault
Leo P. Denault
Director, Chairman of the Board
and Chief Executive Officer

/s/ John R. Burbank	/s/ Alexis M. Herman
John R. Burbank	Alexis M. Herman
Director	Director

/s/ Patrick J. Condon	/s/ M. Elise Hyland
Patrick J. Condon	M. Elise Hyland
Director	Director

/s/ Leo P. Denault	/s/ Stuart L. Levenick
Leo P. Denault	Stuart L. Levenick
Director, Chairman of the Board and Chief Executive Officer	Director

/s/ Kirkland H. Donald	/s/ Blanche L. Lincoln
Kirkland H. Donald	Blanche L. Lincoln
Director	Director

/s/ Philip L. Frederickson	/s/ Karen A. Puckett
Philip L. Frederickson	Karen A. Puckett
Director	Director

/s/ Andrew S. Marsh
Andrew S. Marsh
Executive Vice President and Chief Financial Officer

ATTACHMENT I

Entergy Corporation

Chairman of the Board and Chief Executive Officer - Leo P. Denault (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - John R. Burbank, Patrick J. Condon, Leo P. Denault, Kirkland H. Donald, Philip L. Frederickson, Alexis M. Herman, M. Elise Hyland, Stuart L. Levenick, Blanche L. Lincoln and Karen A. Puckett

February 20, 2020

TO:        Kimberly A. Fontan
Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Arkansas, LLC., Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC, Entergy Texas, Inc. and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2019, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned persons, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Kimberly A. Fontan and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, LLC
ENTERGY LOUISIANA, LLC
ENTERGY MISSISSIPPI, LLC
ENTERGY NEW ORLEANS, LLC
ENTERGY TEXAS, INC.
SYSTEM ENERGY RESOURCES, INC.

/s/ A. Christopher Bakken, III	/s/ Steven C. McNeal
A. Christopher Bakken, III Director of System Energy Resources, Inc.	Steven C. McNeal Director of System Energy Resources, Inc.

/s/ Haley R. Fisackerly	/s/ Sallie T. Rainer
Haley R. Fisackerly Director, Chairman of the Board, President and Chief Executive Officer of Entergy Mississippi, LLC	Sallie T. Rainer Director, Chair of the Board of Directors, President and Chief Executive Officer of Entergy Texas, Inc.

/s/ Paul D. Hinnenkamp	/s/ David D. Ellis
Paul D. Hinnenkamp Director of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC and Entergy Texas, Inc.	David D. Ellis Director, Chairman of the Board, President and Chief Executive Officer of Entergy New Orleans, LLC

/s/ Andrew S. Marsh	/s/ Laura R. Landreaux
Andrew S. Marsh
Director, Executive Vice President and Chief Financial Officer of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC, Entergy Texas, Inc. and System Energy Resources, Inc.
Laura R. Landreaux Director, Chair of the Board of Directors, President and Chief Executive Officer of Entergy Arkansas, LLC

/s/ Phillip R. May, Jr.	/s/ Roderick K. West
Phillip R. May, Jr. Director, Chairman of the Board, President and Chief Executive Officer of Entergy Louisiana, LLC
Roderick K. West
Director of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC and Entergy Texas, Inc.

Director, Chairman of the Board, President and Chief Executive Officer of System Energy Resources, Inc.

ATTACHMENT I

Entergy Arkansas, LLC

Chair of the Board of Directors, President and Chief Executive Officer - Laura R. Landreaux (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Paul D. Hinnenkamp, Laura R. Landreaux, Andrew S. Marsh and Roderick K. West

Entergy Louisiana, LLC

Chairman of the Board, President and Chief Executive Officer - Phillip R. May, Jr. (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Paul D. Hinnenkamp, Andrew S. Marsh, Phillip R. May, Jr. and Roderick K. West

Entergy Mississippi, LLC

Chairman of the Board, President and Chief Executive Officer - Haley R. Fisackerly (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Haley R. Fisackerly, Paul D. Hinnenkamp, Andrew S. Marsh and Roderick K. West

Entergy New Orleans, LLC

Chairman of the Board, President and Chief Executive Officer - David D. Ellis (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - David D. Ellis, Paul D. Hinnenkamp, Andrew S. Marsh and Roderick K. West

Entergy Texas, Inc.

Chair of the Board of Directors, President and Chief Executive Officer - Sallie T. Rainer (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Paul D. Hinnenkamp, Andrew S. Marsh, Sallie T. Rainer and Roderick K. West

System Energy Resources, Inc.

Chairman of the Board, President and Chief Executive Officer - Roderick K. West (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - A. Christopher Bakken, III, Andrew S. Marsh, Steven C. McNeal and Roderick K. West